Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of DTE Energy Company for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Ruud, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of DTE Energy Company.

Date:	February 13, 2025	/S/ DAVID RUUD
David Ruud Executive Vice President and Chief Financial Officer of DTE Energy Company

A signed original of this written statement required by Section 906 has been provided to DTE Energy Company and will be retained by DTE Energy Company and furnished to the Securities and Exchange Commission or its staff upon request.